           Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                        Armistice Capital Master Fund, Ltd.

Address:                                     510 Madison Avenue
                                             7th Floor
                                             New York, NY 10022

Date of Event Requiring Statement:           07/27/2021

Name:                                        Steven Boyd

Address:                                     510 Madison Avenue
                                             7th Floor
                                             New York, NY 10022

Date of Event Requiring Statement:           07/27/2021